UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

March 4, 2008 (February 13, 2008)
(Date of earliest event reported)

GSI COMMERCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406
(Address of principal executive offices, including zip code)

(610) 491-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (this "Amendment") to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by GSI Commerce, Inc. ("GSI") on February 19, 2008, which disclosed the completion, on February 13, 2008, of GSI's acquisition of E-Dialog, Inc. ("E-Dialog").  This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

(i) The audited consolidated balance sheet of E-Dialog as of December 31, 2006, and the related consolidated statements of operations and cash flows, together with the report of independent auditor thereto, are included as Exhibit 99.2 to this report and incorporated by reference herein.

(ii) The unaudited consolidated balance sheets of E-Dialog as of September 30, 2006 and September 30, 2007 and the related consolidated statements of operations and cash flows for the nine-month periods ended September 30, 2006 and September 30, 2007 are included as Exhibit 99.3 to this report and incorporated by reference herein.

(b)  Pro Forma Financial Information

GSI's unaudited pro forma condensed consolidated balance sheet as of September 29, 2007, and pro forma condensed consolidated statements of operations for the fiscal year ended December 30, 2006 and the nine-month period ended September 29, 2007 are included as Exhibit 99.4 to this report and incorporated by reference herein.

(d) Exhibits

23.1	Consent of Independent Auditors of E-Dialog, Inc.

99.1*	Press Release issued by GSI Commerce, Inc., dated February 13, 2008

99.2	Audited Consolidated Financial Statements of E-Dialog, Inc. for the year ended December 31, 2006

99.3	Unaudited Consolidated Financial Statements of E-Dialog, Inc. as of September 30, 2006 and 2007 and for the nine months ended September 30, 2006 and 2007

99.4	Unaudited Pro Forma Consolidated Financial Information of GSI Commerce, Inc.

* Previously filed with GSI's Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on February 19, 2008, and hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008	GSI COMMERCE, INC.

	By:	/s/ Arthur H. Miller
		Name:	Arthur H. Miller
		Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Auditors of E-Dialog, Inc.

99.1*	Press Release issued by GSI Commerce, Inc., dated February 13, 2008

99.2	Audited Consolidated Financial Statements of E-Dialog, Inc. for the year ended December 31, 2006

99.3	Unaudited Consolidated Financial Statements of E-Dialog, Inc. as of September 30, 2006 and 2007 and for the nine months ended September 30, 2006 and 2007

99.4	Unaudited Pro Forma Consolidated Financial Information of GSI Commerce, Inc.

* Previously filed with GSI's Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on February 19, 2008, and hereby incorporated by reference herein.